Share Capital and Additional Paid-in Capital	2 Months Ended
Sep. 30, 2012
Share Capital and Additional Paid-In Capital [Abstract]
Share Capital and Additional Paid-in Capital
8.   Share Capital and Additional Paid-in Capital

As of September 30, 2012, the Company had 10,000 shares of common stock authorized, issued and outstanding with a par value of €1.00 per share (USD equivalent $1.285 per share) which were issued on August 10, 2012. The holders of the shares are entitled to one vote on all matters submitted to a vote of shareholders owners and to receive dividends, if any.

Additional paid-in capital amounting to $12,384,238 as of September 30, 2012 represents the amounts paid-in by the Company’s shareholders in excess of the par value of their shares in order to finance the acquisition of the Company’s fleet, the improvements and modifications in process on the PSVs and for working capital purposes.